SCHEDULE A
FORMATION ISSUANCES

Founders	Number of Shares of Common Stock
BELL & HOWELL INFORMATION AND LEARNING COMPANY	10,366,667
INFONAUTICS, INC.	4,633,333

SERIES A PREFERRED STOCK

Investors	Number of Shares of Series A Preferred Stock
TBG INFORMATION INVESTORS LLC	3,010,000
CORE LEARNING GROUP LLC	2,510,000
CORE LEARNING GROUP - BC, LLC	500,000
APA EXCELSIOR V, L.P..	1,486,941
PATRICOF PRIVATE INVESTMENT CLUB II, L.P.	18,060
FRANK A. BONSAL, JR.	35,715
WS INVESTMENT COMPANY 99B	14,286
ALAN K. AUSTIN	14,286
THE SAN DOMENICO TRUST	3,286
TIMOTHY J. SPARKS	7,143
DANIEL K. YUEN	285

SERIES B PREFERRED STOCK

Investors	Number of Shares of Series B Preferred Stock(1)
CORE LEARNING GROUP - BC, LLC	2,374,587
TBG INFORMATION INVESTORS LLC	924,092
APA EXCELSIOR V, L.P..	978,218
PATRICOF PRIVATE INVESTMENT CLUB II, L.P.	11,881
BELL & HOWELL INFORMATION AND LEARNING COMPANY	4,950,495
SOFTBANK VENTURE, INC.	3,300,330
IGSB LSP I, LLC	825,083
FRANK A. BONSAL, JR.	21,730
OBERNDORF FAMILY PARTNERS, L.P.	825,082
COVINGTON & BURLING	8,251
THE COVINGTON FUND LLC	24,752
GERALD FRANKEL	50,000
HOWARD M. BLOCK	8,250

(1) Reflects the number of shares of Series B Preferred Stock to be issued at the conclusion of all closings of the Series B Financing.

ADDITIONAL ISSUANCES

NAME	Number and Class of Shares
Holders of the Company's Common Stock who have heretofore executed a joinder to the Original Agreement.(2)

(2) For purposes of Article III (Right of First Offer) of this agreement, this party shall not be deemed to be a "Founder" and shall not be deemed to be a party to said Article III.